                                  EXHIBIT 99.2

                  CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
                           PURSUANT TO 18 U.S.C. 1350
                 (SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)

I, Thomas F. August, President and Chief Executive Officer, of Prentiss Properties Trust (the "Registrant"), do hereby certify, pursuant to 18 U.S.C.
Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge, based upon a review of the Quarterly Report on Form 10-Q for the period ended June 30, 2002 of the Registrant, as filed with the Securities and Exchange Commission on the date hereof (the "Report"):

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (15 U.S.C. Section 78m(a) or Section 78o(d)); and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

                                    /s/ Thomas F.  August
                                    --------------------------------
                                    Thomas F. August
                                    President & Chief Executive Officer

     August 14, 2002


     STATE OF TEXAS
     COUNTY OF DALLAS

     Subscribed and sworn to before me this 14th day of August, 2002.

     /s/ LANA MANN
     -----------------------------------
     Lana Mann
     August 14, 2002

                                       Notary Public
                                       My Commission Expires: 5/26/2005
                                       Official Seal